                                                                    Exhibit 99.3

PRO FORMA FINANCIAL STATEMENTS OF THE PROVIDENCE JOURNAL COMPANY AND
SUBSIDIARIES

The following unaudited pro forma condensed consolidated financial statements are presented in this Exhibit:

A. Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995

B. Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996

C. Notes to unaudited pro forma condensed consolidated condensed financial statements.

A pro forma balance sheet is not required to be presented because the transactions as described in Item 2 of this Form 8-K have been reflected in the balance sheet of The Providence Journal Company as of June 30, 1996 filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

A. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 have been derived from the audited financial statements of the Company, Television Food Network, G.P. and America's Health Network (a development stage enterprise) with adjustments to reflect the consolidation of TVFN and AHN previously accounted for using the equity method of accounting, additional interest expense associated with the acquisition of the additional equity interests in TVFN and AHN, additional amortization expense associated with the increase in asset values related to such acquisitions, and related tax effects of these pro forma adjustments. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 has been prepared assuming that the transactions identified in item 2 of this Form 8-K had occurred as of January 1, 1995. The unaudited pro forma condensed consolidated statement of operations is presented for comparative purposes only and is not necessarily indicative of the combined results of operations in the future or the financial results of the Company that would have actually been obtained had the transactions been consummated on January 1, 1995. The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical consolidated financial statements and notes thereto of The Providence Journal Company filed by the Company in its annual report on Form 10-K for the year ended December 31, 1995 and the historical consolidated financial statements and notes thereto of Television Food Network, G.P. and America's Health Network included herein.

                                                                     (CONTINUED)

                THE PROVIDENCE JOURNAL COMPANY AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      For the year ended December 31, 1995

                 (Dollars in thousands, except per share data)

                                                                        America's
                                                                         Health                            The
                                           The          Television       Network                        Providence
                                        Providence        Food         (a develop-                      Journal Co.
                                        Journal Co.    Network, G.P.    ment stage   Pro Forma          Unaudited
                                       (Historical)    (Historical)    enterprise)  Adjustments         Pro Forma
                                       ------------    ------------    -----------  -----------         ---------
Revenues:
  Broadcasting                          $   180,547              -              -            -           $   180,547
  Publishing                                128,491              -              -            -               128,491
  Programming and Electronic Media            3,468          6,657              -       (1,500)(a)             8,625
                                        -----------        -------         ------       ------           -----------
                                            312,506          6,657              -       (1,500)              317,663
                                        -----------        -------         ------       ------           -----------
Expenses:
  Operating                                 161,283         10,302          2,070       (1,500)(a)           172,155
  Selling, general, and administrative       86,023         15,968          2,284            -               104,275
  Newspaper Consolidation Costs and
    Newspaper Restructuring Costs            14,222              -              -            -                14,222
  Depreciation and amortization              33,969          1,535             23          676(b)             36,203
  Stock-based compensation                    2,387              -              -            -                 2,387
  Pension expense                             1,236              -              -            -                 1,236
                                        -----------        -------         ------       ------           -----------
                                            299,120         27,805          4,377         (824)              330,478
                                        -----------        -------         ------       ------           -----------

Operating Income (loss)                      13,386        (21,148)        (4,377)        (676)              (12,815)

Interest expense                            (11,395)             -              -       (3,321)(c)           (14,716)
Equity in loss of affiliates                 (7,835)             -              -        6,012(d)             (1,823)
Other income, net                             4,797            262              2            -                 5,061
                                        -----------        -------         ------       ------           -----------

Loss from continuing operations
  before income taxes                        (1,047)       (20,886)        (4,375)       2,015               (24,293)
Income tax expense (benefit)                  3,956              -              -       (7,904)(e)            (3,948)
                                        -----------        -------         ------       ------           -----------
Loss from continuing operations              (5,003)       (20,886)        (4,375)       9,919               (20,345)

Extraordinary items, net                     (2,086)             -              -            -                (2,086)
                                        -----------        -------         ------       ------           -----------

Loss before minority interests               (7,089)       (20,886)        (4,375)       9,919               (22,431)

Minority interests                           (2,559)             -              -        6,525(f)              3,966
                                        -----------        -------         ------       ------           -----------

Net loss                                     (9,648)       (20,886)        (4,375)      16,444           $   (18,465)
                                        ===========        =======         ======       ======           ===========

Net loss per common share:
  From continuing operations            $     (0.13)                                                     $     (0.53)
  From extraordinary items, net               (0.05)                                                           (0.05)
  Minority interests                          (0.07)                                                            0.10
                                        -----------                                                      -----------
Net loss per common share               $     (0.25)                                                     $     (0.48)
                                        ===========                                                      ===========

Weighted average shares outstanding      38,506,500                                                       38,506,500
                                        ===========                                                      ===========

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                                    Exhibit 99.3

B. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996

The following unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 has been derived from the financial statements of the Company and Television Food Network, G.P. with adjustments to reflect the consolidation of TVFN previously accounted for using the equity method of accounting, additional interest expense associated with the acquisition of the additional equity interests in TVFN and AHN, additional amortization expense associated with the increased in asset values related to such acquisitions, and related tax effects of these pro forma adjustments. The consolidation of AHN has been included in the Company's historical financial results as of January 1, 1995 and as such no pro forma adjustments, with the exception of additional interest expense and related income tax effects, were required to be made.The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 has been prepared assuming that the transactions identified in item 2 of this Form 8-K had occurred as of January 1, 1995. The unaudited pro forma condensed consolidated statement of operations is presented for comparative purpose only and is not necessarily indicative of the combined results of operations in the future or the financial results of the Company that would have actually been obtained had the transactions been consummated on January 1, 1995. The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical consolidated financial statements and notes thereto of The Providence Journal Company as filed by the Company in its Quarterly Report on Form 10-Q for the six months ended June 30, 1996 and the historical financial statements and notes thereto of Television Food Network, G.P. and AHN included herein.

                                                                     (CONTINUED)

                THE PROVIDENCE JOURNAL COMPANY AND SUBSIDIARIES

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                             For six months ended June 30, 1996

                        (Dollars in thousands, except per share data)


                                                                                            The
                                           The         Television                         Providence
                                        Providence        Food                            Journal Co.
                                        Journal Co.    Network, G.P.   Pro Forma          Unaudited
                                       (Historical)    (Historical)   Adjustments         Pro Forma
                                       ------------    ------------   -----------         ---------
Revenues:
  Broadcasting                          $    98,167              -             -           $    98,167
  Publishing                                 63,437              -             -                63,437
  Programming and Electronic Media            4,845          6,334        (2,657)(a),(g)         8,522
                                        -----------        -------       -------           -----------
                                            166,449          6,334        (2,657)              170,126
                                        -----------        -------       -------           -----------
Expenses:
  Operating                                  94,508          5,382          (480)(a)            99,410
  Selling, general, and administrative       47,493          9,159        (5,626)(g)            51,026
  Newspaper Consolidation Costs and
    Newspaper Restructuring Costs             2,484              -             -                 2,484
  Depreciation and amortization              20,891          1,002          (230)(b),(g)        21,663
  Stock-based compensation                   13,336              -             -                13,336
  Pension expense                               428              -             -                   428
                                        -----------        -------       -------           -----------
                                            179,140         15,543        (6,336)              188,347
                                        -----------        -------       -------           -----------

Operating loss                              (12,691)        (9,209)        3,679               (18,221)

Interest Expense                            (11,020)             -          (992)(c)           (12,012)
Equity in loss of affiliates                 (2,673)             -         1,078(d)             (1,595)
Other income, net                             2,735             75           (22)(a)             2,788
                                        -----------        -------       -------           -----------

Loss from continuing operations
  before income taxes                       (23,649)        (9,134)        3,743               (29,040)
Income tax benefit                           (5,377)             -        (1,833)(e)            (7,210)
                                        -----------        -------       -------           -----------
Loss from continuing operations             (18,272)        (9,134)        5,576               (21,830)

Discontinued operations, net                 (3,578)             -             -                (3,578)
                                        -----------        -------       -------           -----------

Loss before minority interests              (21,850)        (9,134)        5,576               (25,408)

Minority interests                            4,043              -         1,423(f)              5,466
                                        -----------        -------       -------           -----------

Net loss                                $   (17,807)        (9,134)        6,999           $   (19,942)
                                        ===========        =======       =======           ===========

Net loss per common share:
  From continuing operations            $     (0.47)                                       $     (0.57)
  From discontinued operations, net           (0.09)                                             (0.09)
  Minority interests                           0.10                                               0.14
                                        -----------                                        -----------
Net loss per common share               $     (0.46)                                       $     (0.52)
                                        ===========                                        ===========

Weighted average shares outstanding      38,610,662                                         38,610,662
                                        ===========                                        ===========

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                                    Exhibit 99.3

C.   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                             (Dollars in thousands)

(1)  Pro Forma Adjustments for the year ended December 31, 1995

     (a)  To eliminate intercompany activity.

     (b) To record amortization on step-up in values of intangibles totaling $27,050 at TVFN and AHN over a life of 40 years.

     (c) To record additional interest expense at an average rate of 8.1% which would have been incurred based on incremental acquisition costs financed by bank borrowings of $41,000.

     (d) To eliminate equity in loss included in The Providence Journal Company for acquired entities: TVFN at $4,177 and AHN at $1,835.

     (e) To record the tax effects of the pro forma adjustments plus tax effects of flow through partnership losses of AHN and TVFN.

     (f)  To record minority interests in TVFN and AHN, net of tax.

(2)  Pro Forma Adjustments for the six months ended June 30, 1996.

          (Note: AHN was consolidated into The Providence Journal Company as of January 1, 1996; therefore pro forma entries are not required for
          AHN).

     (a)  To eliminate intercompany activity.

     (b) To record amortization on step-up in values of intangibles totaling $20,618 at TVFN over a life of 40 years.

     (c) To record additional interest expense at an average rate of 8.1% which would have been incurred based on incremental acquisition costs financed by bank borrowings of $41,000.

     (d) To eliminate equity in loss included in The Providence Journal Company for acquired entity: TVFN: $1,078.

     (e) To record the tax effects of the pro forma adjustments plus tax effects of flow through partnership losses of TVFN.

     (f)  To record minority interests in TVFN, net of tax.

     (g) To eliminate TVFN statement of operations activity already included in The Providence Journal Company statement of operations subsequent to incremental acquisition that resulted in consolidation.